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                                                                    Exhibit 10.4
                              AMENDED AND RESTATED
                          INGLES MARKETS, INCORPORATED
                      1991 NONQUALIFIED STOCK OPTION PLAN



            THE INGLES MARKETS, INCORPORATED 1991 NONQUALIFIED STOCK OPTION PLAN is amended and restated effective as of August 6, 1991.

                              W I T N E S S E T H

            WHEREAS, on August 6, 1991, Ingles Markets, Incorporated, a North Carolina corporation ("Ingles") adopted the INGLES MARKETS, INCORPORATED 1991 NONQUALIFIED STOCK OPTION PLAN (the "Plan"); and

            WHEREAS, the Board of Directors of Ingles deems it to be in the best interests of Ingles to amend and restate the Plan; and

            WHEREAS, the amendment and restatement of the Plan has been approved by unanimous written consent of the Board of Directors without a meeting; and

            WHEREAS, any reference herein to the "Company" shall be deemed to include Ingles and its subsidiaries, which subsidiaries, as of the date of the adoption of the Plan, include Milkco, Inc., Sky King, Inc. and Ingles Markets Investments, Inc.

            NOW, THEREFORE, the terms of the Plan are as follows:

1.          PURPOSES OF THE PLAN

            The purposes of the Plan are (a) to insure the retention of executive personnel and key employees as that term is defined in Article 3 below; (b) to attract new executive personnel and other key employees; and (c) to provide incentive to all such personnel to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of which they have helped to produce.

            It is intended that options issued pursuant to this Plan (the "Options") shall not constitute incentive stock options within the meaning of
Section 422A of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"); rather, the Options are intended to constitute nonqualified stock options.






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2.          ADMINISTRATION OF THE PLAN

            The Plan shall be administered by the Audit/Compensation Committee of the Company's Board of Directors (hereinafter called the "Committee"). The Committee shall hold meetings at such times and places as it may determine.
The Committee shall from time to time at its discretion determine which key employees shall be granted Options and the amount of stock covered by such Options. Members of the Committee shall not be eligible to participate in this Plan.

            The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

3.          ELIGIBILITY

            Options may be granted only to salaried employees who are officers or who are employed in an executive, administrative, managerial or professional capacity by the Company. An Option may be granted to a director of the Company provided that the director is also an officer or salaried employee and provided the director is not a member of the Committee.

4.          SHARES SUBJECT TO THE PLAN

            As of August 6, 1991, the date of the Company's adoption of this Ingles Markets, Incorporated 1991 Nonqualified Stock Option Plan, the aggregate number of shares which may be issued under Options shall not exceed 1,000,000 shares of the Company's $.05 par value Class A Common Stock (the "Class A Stock").

            If any Option or portion thereof shall lapse by the failure of the optionee or his heirs or personal representative to exercise the same or shall be surrendered by such persons, the Committee shall have the power to grant additional Options in lieu of those so lapsed or surrendered. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Class A Stock allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

5.          TERMS AND CONDITIONS OF OPTIONS

            Stock Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which





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agreements shall comply with and be subject to the following terms and provisions:

            (a)     Number of Shares.

                    Each Option shall state the number of shares to which it pertains.

            (b)     Option Price.

                    Each Option shall state the option price, which shall not be less than 100% of the fair market value of the shares of the Company's Class A Stock on the date of the granting of the Option. The fair market value of the Company's Class A Stock for Options granted on the effective date of a public offering of such stock shall be the public offering price. In the event that the Company's Class A Stock is listed upon an established stock exchange, such fair market value shall be deemed to be the closing price of the Company's Class A Stock on such stock exchange on the day the Option is granted or, if no sale of the Company's Class A Stock shall have been made on any stock exchange that day, the fair market value shall be determined as such price for the next preceding day upon which a sale shall have occurred. In the event that the Company's Class A Stock is not listed upon an established exchange but is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be deemed to be the closing sale price (if included in the National Market List) or the mean between the closing dealer "bid" and "asked" prices for the Corporation's Class A Stock as quoted on NASDAQ for the day of the grant, and if no such closing sale price or "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices are quoted. In the event that the Company's Class A Stock is neither listed on an established stock exchange nor quoted on NASDAQ, the fair market value on the day the Option is granted shall be determined by the Committee. Subject to the foregoing, the Committee, in fixing the Option price, shall have full authority and discretion and be fully protected in doing so.





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            (c)     Medium and Time of Payment.

                    The Option price shall be payable in cash or by means of unrestricted shares of the Company's capital stock or any combination thereof upon the exercise of the Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. In the event of payment in the Company's capital stock, the shares used in payment of the purchase price shall be taken at the fair market value thereof. Fair market value shall be determined in the same manner provided for in Article 5(b) above on the date immediately preceding the day of payment. The Company shall not loan any monies to any employees for purchase of these aforementioned stock Options.

            (d)     Term and Exercise of Option.

                    Each Option shall state the date upon which it is granted. No Option shall be exercisable either in whole or in part prior to sixty (60) months from the date it is granted. Except as otherwise provided in case of retirement, disability or death, pursuant to Articles 5(f) and 5(g), no Option shall be exercisable after an optionee ceases to be employed by the Company.

                    All stock Options shall become exercisable sixty (60) months from the date issued. The optionee shall have three
                    (3) months beyond this sixty (60) month period to exercise his stock Option at the predetermined price. If any part of the Option has not been exercised after sixty-three (63) months from the time of granting, the unexercised portion immediately becomes null and void and no longer of any force and effect.

            (e)     Assignability and Transfer of Options.

                    The Option shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferable by him otherwise than by will or the laws of descent and distribution, and no other person shall acquire any rights therein.





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            (f)     Termination of Employment Other Than By Reason of Death.

                    In the event that an optionee shall cease to be employed by the Company for any reason other than his death, a material disability or retirement with the consent of the Company, all Options held by him pursuant to the Plan and not previously exercised at the date of such termination shall terminate immediately and become null and void and of no longer any force or effect.

                    If the termination is due to a material disability or retirement with the consent of the Company, such disabled or retiring optionee shall have the right to exercise his Options which have not previously been exercised at the date of such termination and employment at any time within three (3) months after such termination, subject to the conditions that no Option shall be exercisable after the expiration of sixty-three (63) months from the date it was granted. Whether termination of employment is due to a material disability or is to be considered a retirement with the consent of the Company shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. Any disability to be considered "material" must result in a permanent and total disability of an employee as defined in Code Section 22(e)(3), as amended, or if such Section is no longer of any force or effect, an employee shall be deemed to be permanently and totally disabled if he is unable to engage in any substantial gainful employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                    If an employee covered under this Plan leaves the Company for any reason other than death, material disability or Company approved retirement, before sixty-three (63) months has expired from granting of this Option, all of employee's stock options under this Plan shall become null and void and no longer of any force or effect.





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            (g)     Death of Optionee.

                    If the optionee shall die while in the employ of the Company or within a period of three (3) months after the termination of his employment as a result of a Company approved retirement or disability as determined in Article 5(f) above, such optionee's Options may be exercised in whole or in part at any time within three (3) months after the optionee's death, by the executor or administrators of the optionee's estate or by any person or persons who shall have acquired the Options directly from the optionee by bequest or inheritance, subject to the condition that no Option shall be exercisable after the expiration of sixty-three (63) months from the date it is granted.

            (h)     Adjustments to Class A Stock Subject to Options.

                    The number of shares of Class A Stock covered by this Plan and each outstanding Option, and the price per share for each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

                    If the Company shall be the surviving corporation in any merger, consolidation or reorganization, each outstanding Option shall pertain to and apply to the same number and kind of securities to which the optionee would have been entitled had he then been the record holder of the number of shares of Class A Stock subject to the Option. A dissolution or liquidation of the Company or a merger, consolidation or reorganization (i) in which the Company is not the surviving corporation, and (ii) which does not contain appropriate provisions for the substitution of Options to purchase appropriate stock of the surviving corporation, on an equitable basis, shall cause each outstanding Option to terminate, provided that each optionee who has held an Option for more than one (1) year prior to the effective date of such event shall have the right immediately prior to such dissolution or liquidation, or merger, consolidation or reorganization in which the Company is not the





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                    surviving corporation, to exercise his Option in whole or
                    in part, subject to the exception that no Option shall be exercisable after the expiration of sixty-three (63) months from the date it is granted.

                    In the event of a change in the Class A Stock of the Company, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value, the shares resulting from any such shares shall be deemed to be the Class A Stock within the meaning of the Plan.

                    To the extent that the foregoing adjustments relate to stock or securities of the Company such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                    Except as hereinbefore expressly provided in this Article 5, (i) the optionee shall have no rights by reason of any subdivision or consolidation of shares of Class A Stock or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, merger, consolidation, reorganization or spinoff of assets or stock of another corporation, and (ii) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Stock subject to the Option.

                    The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

            (i)     No Rights as a Stockholder.

                    An optionee or transferee of an Option shall have no rights as a stockholder with respect to shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or





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                    distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in this Article 5.

            (j)     Exercise Procedures.

                    Any Option granted hereunder or any portion thereof may be exercised by the optionee by: (1) delivering to the Company at its main office (attention of its Vice President-Finance) written notice of the number of shares with respect to which the Option rights are being exercised, (2) paying in full the purchase price of the shares purchased, and (3) remitting to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by the optionee upon the exercise of such Option. Upon receipt of such notice and payment, the Company shall issue and deliver to the optionee a certificate for the number of shares of Class A Stock with respect to which Options were so exercised.

            (k)     Modification, Extension and Renewal of Options.

                    Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors, upon recommendation of the Committee, may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefore (to the extent not theretofore exercised). The Board of Directors shall not, however, modify any outstanding Options so as to specify a lower price or accept the surrender of outstanding Options and authorize the granting of new Options, in substitution therefore specifying a lower price. Notwithstanding the foregoing, however, no modifications of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

            (l)     General Restrictions.

                    Each Option shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing,





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                    registration or qualification of the shares subject to such
                    Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

            (m)     Leave of Absence.

                    In the case of any employee on an approved Leave of Absence, the Committee may make such provision respecting continuance of the Option while the employee is on such Leave of Absence as it may deem equitable, except that in no event shall an Option be exercised after the expiration of sixty-three (63) months from the date such Option was granted.

            (n)     Reservation of Class A Stock.

                    The Company, during the term of any Options granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of Class A Stock as shall be sufficient to satisfy the requirements of the Options granted under the Plan.

            (o)     Corporate Resolutions.

                    Each Option agreement shall refer to, and specifically incorporate by reference, the Plan.

            (p)     Other Provisions.

                    The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, such restrictions upon the exercise of the Option as the Committee or the Board of Directors of the Company shall deem advisable.





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6.          TERM OF PLAN

            Options may be granted pursuant to the Plan from time to time on or before the 6th day of August, 1996.

7.          INDEMNIFICATION OF COMMITTEE

            In addition to such other rights of indemnification as they may have as Directors of the Company, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity at its own expense, to handle and defend the same.

8.          AMENDMENTS TO THE PLAN

            The Board of Directors of the Company, may insofar as permitted by law, from time to time (i) with respect to any shares at the time not subject to Options, suspend or discontinue the Plan; or (ii) revise or amend the Plan in any respect whatsoever.

9.          APPLICATION OF FUNDS

            The proceeds received by the Company from the issuance of Class A Stock pursuant to Options will be used for general corporate purposes.

10.         NO OBLIGATION TO EXERCISE OPTION

            The granting of an Option shall impose no obligation upon the optionee to exercise such Option.


            AS ADOPTED BY THE BOARD OF DIRECTORS ON AUGUST 6, 1991, AND AS AMENDED AND RESTATED BY THE BOARD OF DIRECTORS EFFECTIVE AS OF AUGUST 6, 1991.





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